Exhibit 99.1

Paragon 28 Reports Third Quarter 2024 Financial Results and Raises 2024 Net Revenue Guidance

ENGLEWOOD, CO., November 12, 2024 -- Paragon 28, Inc. (NYSE: FNA) (“Paragon 28” or "Company”), a leading medical device company exclusively focused on the foot and ankle orthopedic market, today reported financial results for the quarter ended September 30, 2024 and raised its 2024 net revenue guidance.

Recent Business Updates

●	Recorded global net revenue of $62.3 million in the third quarter, representing 18.1% and 17.6% reported and constant currency growth compared to the prior year period, respectively
●	Raised net revenue guidance to $252 million to $256 million for full year 2024 net revenue, representing 16.5% to 18.3% reported growth compared to 2023
●	Drove a 969 basis point improvement in operating expense as a percentage of revenue in the third quarter compared to the prior year period and a 500 basis point improvement sequentially compared to the second quarter
●	Delivered Adjusted EBITDA(1) profit in the third quarter for the first time since the Company’s October 2021 IPO
●	Improved Free Cash Flow(1) in the third quarter by 69.5% compared to the prior year period and 54.7% sequentially compared to the second quarter of 2024
●	Launched 13 products year-to-date in high growth and highly strategic end markets

Third Quarter 2024 and Nine Months Ended September 30, 2024 Financial Results

●	Consolidated net revenue for the third quarter of 2024 was $62.3 million, representing 18.1% and 17.6% reported and constant currency growth, respectively, compared to the third quarter of 2023. Consolidated net revenue for the nine months ended September 30, 2023 was $184.4 million, representing 18.4% and 18.2% reported and constant currency growth, respectively, compared to the nine months ended September 30, 2023.
oU.S. net revenue for the third quarter of 2024 and nine months ended September 30, 2024 was $51.2 million and $151.9 million, respectively, representing 14.8% and 15.3% reported growth, respectively, compared to the prior year periods.
oInternational net revenue for the third quarter of 2024 was $11.2 million representing 35.7% and 32.8% reported and constant currency growth, respectively, compared to the prior year period. International net revenue for the nine months ended September 30, 2024 was $32.5 million representing 35.3% and 34.5% reported and constant currency growth, respectively compared to the prior year period.
●	Gross margin was 74.1% for the third quarter of 2024 compared to 77.4% in the third quarter of 2023. Gross margin was 75.5% for the nine months ended September 30, 2024, compared to 78.3% for the nine months ended September 30, 2023.
●	Operating expenses were $54.6 million for the third quarter of 2024, an increase of 6.3%, compared to $51.4 million for the third quarter of 2023. Operating expenses were $173.5 million for the nine months ended September 30, 2024, an increase of 12.9%, compared to $153.7 million for the nine months ended September 30, 2023.
●	Net loss was $12.3 million for the third quarter of 2024, a $1.1 million increase, compared to a net loss of $11.2 million for the third quarter of 2023. Net loss was $43.5 million for the nine months ended September 30, 2024, an $8.3 million increase, compared to net a loss of $35.2 million for the nine months ended September 30, 2023.
●	Adjusted EBITDA(1) was positive $0.4 million for the third quarter of 2024, a $3.2 million improvement, compared to a $2.8 million loss in the third quarter of 2023. Adjusted EBITDA was a $10.3 million loss for the nine months ended September 30, 2024, a $0.6 million improvement compared to a $10.9 million loss for the nine months ended September 30, 2023.
●	Net cash from operating activities was a use of $2.7 million for the third quarter of 2024, an $11.4 million improvement, compared to a use of $14.1 million in the third quarter of 2023. Net cash from operating activities was a use of $23.9 million for the nine months ended September 30, 2024, an improvement of $23.6 million compared to $47.5 million for the nine months ended September 30, 2023.
●	Free Cash Flow(1) was a use of $6.3 million for the third quarter of 2024, a $14.4 million improvement, compared to a use of $20.7 million in the third quarter of 2023. Free Cash Flow was a use of $37.0 million for the nine months ended September 30, 2024, an improvement of $32.4 million compared to $69.4 million for the nine months ended September 30, 2023.
●	Cash and total liquidity for the period ended September 30, 2024 were $39.1 million and $89.1 million, respectively.

(1)	Reconciliations of these measures to the corresponding U.S. generally accepted accounting principles measures are included in this press release.

“We had a strong third quarter with solid revenue growth performance and meaningful operational improvement,” said Albert DaCosta, Chairman and Chief Executive Officer. “This has been a monumental year for product introductions and we are excited to see our investments in R&D contributing to top-line growth. Paragon 28 is well positioned to continue improving the surgeon experience and foot and ankle patient outcomes.”

“The team has made tremendous headway towards our priorities to be EBITDA positive in 2025 and Free Cash Flow positive in 2026 or sooner,” added Chadi Chahine, Chief Financial Officer and EVP of Supply Chain Operations. “We remain fully committed to delivering on these priorities to position the company for sustainable profitable growth.”

2024 Net Revenue Guidance

The Company is increasing its prior 2024 net revenue guidance, and now expects net revenue to be $252 million to $256 million, representing 16.5% and 18.3% reported growth compared to 2023.

The Company’s 2024 net revenue guidance assumes foreign currency translation rates remain consistent with current foreign currency translation rates.

Webcast and Conference Call Information

Based in Englewood, Colo., Paragon 28, is a leading medical device company exclusively focused on the foot and ankle orthopedic market and is dedicated to improving patient lives. From the onset, Paragon 28® has provided innovative orthopedic solutions, procedural approaches and instrumentation that cover a wide range of foot and ankle ailments including fracture fixation, forefoot, ankle, progressive collapsing foot deformity (PCFD) or flatfoot, charcot foot and orthobiologics. The company designs products with both the patient and surgeon in mind, with the goal of improving outcomes, reducing ailment recurrence and complication rates, and making the procedures simpler, consistent, and reproducible.

About Paragon 28, Inc.

Based in Englewood, Colo., Paragon 28, is a leading medical device company exclusively focused on the foot and ankle orthopedic market and is dedicated to improving patient lives. From the onset, Paragon 28® has provided innovative orthopedic solutions, procedural approaches and instrumentation that cover a wide range of foot and ankle ailments including fracture fixation, forefoot, ankle, progressive collapsing foot deformity (PCFD) or flatfoot, charcot foot and orthobiologics. The company designs products with both the patient and surgeon in mind, with the goal of improving outcomes, reducing ailment recurrence and complication rates, and making the procedures simpler, consistent, and reproducible.

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Paragon 28’s potential to shape a better future for foot and ankle patients; statements about the Company’s 2024 net revenue guidance; statements regarding the Company’s priorities to be EBITDA positive in 2025 and Free Cash Flow positive in 2026 or sooner; and the Company’s operational efficiency strategy. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware. Forward-looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements are based on Paragon 28’s current expectations and inherently involve significant risks and uncertainties and are subject to numerous risks, including, among other things, risks related to the timely and correct completion of the restatement and restated filings; the risk that additional information may become known prior to the expected filing with the SEC of the restated filings or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, which could be material, or delay the filing of the corrected or future periodic reports with the SEC; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, remediation of the control deficiencies identified and our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; factors relating to uncertainties as to any difficulties with respect to the Company's operational efficiency strategy, including expenses associated such strategy; the effect of the announcement of the Company's operational efficiency strategy on the Company's ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; risks related to the possible diversion of management’s attention as a result of the Company's operational efficiency strategy; uncertainties as to the Company's ability and the amount of time necessary to realize the expected benefits of the Company's operational efficiency strategy; and those set forth under the caption “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Paragon 28’s business in general, see Paragon 28’s current and future reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, as updated periodically with its other filings with the SEC. These forward-looking statements are made as of the date of this press release, and Paragon 28 assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Paragon 28’s net revenue guidance for 2024 is not necessarily indicative of our operating results for any future periods.

Use of Non-GAAP Financial Measures and Their Limitations

In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this press release, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans, and making strategic decisions.

Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes. We define Adjusted EBITDA as earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, employee stock purchase plan expense, non-recurring expenses, and certain other non-cash expenses.

We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include:

•

other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures;

•

although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements;

•	Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and
•	Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments on our debt that we may incur.

Free Cash Flow is an additional key performance measure that our management uses to assess our financial performance and liquidity. We define Free Cash Flow as net cash provided by operating activities less capital expenditures. The Company’s capital expenditures include amounts related to purchases of property and equipment. Additionally, management believes Free Cash Flow is helpful in assessing our operational efficiency and the effectiveness of our capital expenditures, and that monitoring Free Cash Flow can help us manage financial risk. In addition, management believes Free Cash Flow provides meaningful incremental information to investors to consider when evaluating the performance of the Company.

Additionally, we report revenue growth on a constant-currency basis in order to facilitate period-to-period comparisons of results without regard to the impact of fluctuating foreign currency exchange rates. The term foreign currency exchange rates refers to the exchange rates used to translate the company’s operating results for all countries where the functional currency is not the U.S. dollar into U.S. dollars. Because we are a global company, foreign currency exchange rates used for translation may have a significant effect on our reported results. References to revenue growth on a constant-currency basis means without the impact of foreign currency exchange rate fluctuations.

The company believes disclosure of constant-currency revenue growth rates is helpful to investors because it facilitates period-to-period comparisons. However, constant-currency revenue growth rates are non-GAAP financial measures and are not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP. Constant-currency growth has no standardized meaning prescribed by GAAP and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. We calculate constant-currency growth rates by translating local currency amounts in the current period at actual foreign exchange rates for the prior period.

Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures.

Investor Contact:

Matt Brinckman

Senior Vice President, Strategy and Investor Relations

mbrinckman@paragon28.com

PARAGON 28, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$39,145	$75,639
Trade receivables, net of allowance for doubtful accounts of $793 and $1,339, respectively	35,823	37,323
Inventories, net	96,449	90,046
Income taxes receivable	1,461	794
Other current assets	4,732	3,997
Total current assets	177,610	207,799

Property and equipment, net	74,016	74,122
Intangible assets, net	20,937	21,674
Goodwill	25,465	25,465
Deferred income taxes	714	705
Other assets	3,266	2,918
Total assets	$302,008	$332,683

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$20,693	$21,696
Accrued expenses	27,424	27,781
Other current liabilities	1,336	883
Current maturities of long-term debt	640	640
Income taxes payable	626	243
Total current liabilities	50,719	51,243

Long-term liabilities:
Long-term debt net, less current maturities	109,979	109,799
Other long-term liabilities	994	1,048
Deferred income taxes	245	233
Income taxes payable	638	635
Total liabilities	162,575	162,958

Stockholders' equity:
Common stock, $0.01 par value, 300,000,000 shares authorized; 84,510,066 and 83,738,974 shares issued, and 83,596,547 and 82,825,455 shares outstanding as of September 30, 2024 and December 31, 2023, respectively	834	827
Additional paid in capital	311,342	298,394
Accumulated deficit	(167,165)	(123,646)
Accumulated other comprehensive loss	404	132
Treasury stock, at cost; 913,519 shares as of September 30, 2024 and December 31, 2023	(5,982)	(5,982)
Total stockholders' equity	139,433	169,725
Total liabilities & stockholders' equity	$302,008	$332,683

PARAGON 28, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Net revenue	$62,336	$52,783	$184,434	$155,828
Cost of goods sold	16,159	11,922	45,262	33,750
Gross profit	46,177	40,861	139,172	122,078

Operating expenses:
Research and development	5,661	7,244	20,328	21,976
Selling, general, and administrative	48,967	44,126	153,188	131,773
Total operating expenses	54,628	51,370	173,516	153,749
Operating loss	(8,451)	(10,509)	(34,344)	(31,671)

Other income (expense):
Other income (expense), net	(651)	369	(4)	(323)
Interest expense, net	(3,031)	(1,119)	(8,570)	(3,127)
Total other expense, net	(3,682)	(750)	(8,574)	(3,450)
Loss before income taxes	(12,133)	(11,259)	(42,918)	(35,121)
Income tax expense (benefit)	205	(108)	601	90
Net loss	$(12,338)	$(11,151)	$(43,519)	$(35,211)
Foreign currency translation adjustment	1,117	(630)	272	(1,012)
Comprehensive loss	$(11,221)	$(11,781)	$(43,247)	$(36,223)
Weighted average number of shares of common stock outstanding:
Basic	83,560,337	82,548,892	83,178,600	81,878,814
Diluted	83,560,337	82,548,892	83,178,600	81,878,814
Net loss per share attributable to common stockholders:
Basic	$(0.15)	$(0.14)	$(0.52)	$(0.43)
Diluted	$(0.15)	$(0.14)	$(0.52)	$(0.43)

PARAGON 28, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities
Net loss	$(43,519)	$(35,211)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	13,573	10,602
Allowance for doubtful accounts	721	147
Provision for excess and obsolete inventories	8,753	3,204
Stock-based compensation	9,537	10,294
Change in fair value of financial instruments	(267)	(57)
Other	910	(34)
Changes in other assets and liabilities, net of acquisitions:
Accounts receivable	1,156	3,706
Inventories	(14,586)	(31,117)
Accounts payable	(1,013)	12,468
Accrued expenses	1,522	3,718
Accrued legal settlement	—	(22,000)
Income tax receivable/payable	(215)	(533)
Other assets and liabilities	(441)	(2,704)
Net cash used in operating activities	(23,869)	(47,517)

Cash flows from investing activities
Purchases of property and equipment	(13,119)	(21,893)
Proceeds from sale of property and equipment	926	795
Purchases of intangible assets	(881)	(933)
Net cash used in investing activities	(13,074)	(22,031)

Cash flows from financing activities
Payments on long-term debt	(480)	(568)
Payments of debt issuance costs	(18)	—
Proceeds from issuance of common stock, net of issuance costs	—	68,453
Proceeds from exercise of options	3,188	2,535
RSU vesting, taxes paid	(423)	—
Proceeds from employee stock purchase plan	403	560
Payments on earnout liability	(2,000)	(5,500)
Net cash provided by financing activities	670	65,480

Effect of exchange rate changes on cash and cash equivalents	(221)	549
Net decrease in cash and cash equivalents	(36,494)	(3,519)
Cash and cash equivalents at beginning of period	75,639	38,468
Cash and cash equivalents at end of period	$39,145	$34,949

PARAGON 28, INC. AND SUBSIDIARIES

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

(in thousands, unaudited)

The following table provides a reconciliation of Adjusted EBITDA to Net loss for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Net loss	$(12,338)	$(11,151)	$(43,519)	$(35,211)
Interest expense, net	3,031	1,119	8,570	3,127
Income tax expense	205	(108)	601	90
Depreciation and amortization expense	4,705	4,188	13,573	10,602
Stock based compensation expense	3,425	3,512	9,537	10,294
Employee stock purchase plan expense	84	86	252	268
Change in fair value of financial instruments(1)	334	(423)	(267)	(57)
Workforce optimization - severance(2)	986	—	986	—
Adjusted EBITDA	$432	$(2,777)	$(10,267)	$(10,887)

(1)	Represents the non-cash change in fair value of our interest rate swap contract and earnout liability for all periods presented.
(2)	Represents severance costs incurred pursuant to an ongoing operational efficiency strategy.

The following table provides a reconciliation of Free Cash Flow to Net cash used in operating activities for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Net cash used in operating activities	$(2,665)	$(14,114)	$(23,869)	$(47,517)
Purchases of property and equipment	(3,628)	(6,539)	(13,119)	(21,893)
Free Cash Flow	$(6,293)	$(20,653)	$(36,988)	$(69,410)

PARAGON 28, INC. AND SUBSIDIARIES

Constant-Currency Revenue Growth

(in thousands, unaudited)

	Three Months Ended September 30,		Change	Nine Months Ended September 30,		Change
	2024	2023	%	2024	2023	%
Total Consolidated Revenues
As Reported	$62,336	$52,783	18.1%	$184,434	$155,828	18.4%
Impact of foreign currency exchange rates	(241)	—	*	(194)	—	*
Constant-currency net revenues	$62,095	$52,783	17.6%	$184,240	$155,828	18.2%

Total International Revenues
As Reported	$11,176	$8,235	35.7%	$32,521	$24,035	35.3%
Impact of foreign currency exchange rates	(241)	—	*	(194)	—	*
Constant-currency net revenues	$10,935	$8,235	32.8%	$32,327	$24,035	34.5%

*	Not meaningful